EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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We  consent  to  the inclusion in this registration statement on Form SB2, under the caption "Experts", the reference to our report dated October 1, 2004 with respect to the Financial Statements of Dalrada Financial Corporation (formerly known as Imagoing Technologies Corporation), for the year ended June 30, 2004.


/s/  Pohl,  McNabola,  Berg  &  Company  LLP
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Pohl,  McNabola,  Berg  &  Company  LLP
      October  26,  2004
      San  Francisco,  California